SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2010
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Peyton R. Patterson
EX-99.2	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Gail E.D. Brathwaite

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

NewAlliance Bancshares, Inc. ("NewAlliance"), First Niagara Financial Group, Inc. ("First Niagara"), and FNFG Merger Sub, Inc., a wholly owned subsidiary of First Niagara, entered into a definitive Agreement and Plan of Merger on August 18, 2010 (the “Merger Agreement”), pursuant to which First Niagara will acquire NewAlliance.

In conjunction with entering into the Merger Agreement, First Niagara, NewAlliance and NewAlliance Bank also entered into a letter agreement with each of NewAlliance Chairman, President and CEO Peyton R. Patterson and Executive Vice President and Chief Operating Officer Gail E. D. Brathwaite, pursuant to which each executive voluntarily agreed to a non-competition agreement for the one-year period following the consummation of the merger covering the counties in which NewAlliance or any of its affiliates maintains an office.  In consideration for the executive's agreement not to compete, a portion of the payments that would otherwise be made to such executive under her respective employment agreement due to the  transaction will instead be made in consideration of the non-compete provisions in her letter agreement and will be forfeitable by the executive in the event the non-competition agreement is breached.

The letter agreements also recognize that First Niagara may identify a mutually agreeable role for the executives subsequent to the closing date.  If accepted, the executives and First Niagara may subsequently enter into a new agreement.

For additional information, reference is made to the letter agreements dated August 18, 2010, which are included as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Peyton R. Patterson

99.2	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Gail E.D. Brathwaite

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Glenn I. MacInnes
Glenn I. MacInnes
Executive Vice President and Chief Financial Officer

Date: August 24, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Peyton R. Patterson

99.2	Letter Agreement dated August 18, 2010 between First Niagara Financial Group, Inc., NewAlliance Bank, NewAlliance Bancshares, Inc. and Gail E.D. Brathwaite